UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2014

Air Products and Chemicals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania	18195-1501
(Address of Principal Executive Offices)	(Zip Code)

(610) 481-4911

Registrant’s telephone number, including area code

not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Air Products and Chemicals, Inc. (the “Company”) entered into an underwriting agreement on July 28, 2014 (the “Underwriting Agreement”) with the several underwriters named therein (collectively, the “Underwriters”), for which Barclays Capital Inc., RBS Securities Inc. and Wells Fargo Securities, LLC acted as representatives, pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, subject to and upon the terms and conditions set forth therein, $400,000,000 in aggregate principal amount of 3.350% notes due July 31, 2024 (the “Notes”). A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 31, 2014, the Company issued and sold the Notes. The Notes were issued pursuant to the Company’s Registration Statement on Form S-3 (No. 333-178120) and the Prospectus included therein (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on November 22, 2011, and the Prospectus Supplement relating thereto dated July 28, 2014, and filed with the Commission on July 29, 2014. The Notes were issued under an Indenture dated as of January 10, 1995, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Indenture”), and an Officers’ Certificate containing the terms of the Notes. The Indenture, together with the Officers’ Certificate, sets forth the terms of the Notes and the obligations of the Company thereunder. A copy of the Officers’ Certificate is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

A copy of the opinion of Ann E. Padjen, Senior Corporate and Finance Counsel of the Company, relating to the legality of the Notes, is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K is filed for the purpose of filing the documents attached as exhibits hereto as exhibits to the Registration Statement in connection with the issuance of the Notes, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of July 28, 2014, with the several underwriters named therein, for which Barclays Capital Inc., RBS Securities Inc. and Wells Fargo Securities, LLC acted as representatives.

4.1	Officers’ Certificate dated July 31, 2014, establishing the terms, and setting forth the form of the 3.350% Notes due 2024.

4.2	Form of Note (included as Exhibit A to the Officers’ Certificate in Exhibit 4.1).

5.1	Opinion of Ann E. Padjen, Senior Corporate and Finance Counsel of the Company.

23.1	Consent of Ann E. Padjen (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc. (Registrant)

Dated: July 31, 2014	By: /s/ M. Scott Crocco
	Name:	M. Scott Crocco
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated as of July 28, 2014, with the several underwriters named therein, for which Barclays Capital Inc., RBS Securities Inc. and Wells Fargo Securities, LLC acted as representatives.

4.1	Officers’ Certificate dated July 31, 2014, establishing the terms, and setting forth the form of the 3.350% Notes due 2024.

4.2	Form of Note (included as Exhibit A to the Officers’ Certificate in Exhibit 4.1).

5.1	Opinion of Ann E. Padjen, Senior Corporate and Finance Counsel of the Company.

23.1	Consent of Ann E. Padjen (included in Exhibit 5.1).